Exhibit 10.3

                        SUBORDINATED SECURITY AGREEMENT
                        -------------------------------

     FOR VALUE RECEIVED, HEARTGEN CENTERS, INC., an Indiana corporation ("Debtor"), hereby grants to VASOMEDICAL, INC., ("Secured Party"), a security interest in all Debtor's (i) Accounts, excluding, all Excluded Accounts, (ii) Deposit Accounts; (iii) all books and records (including, without limitation, credit files, computer programs, printouts and other computer materials and records) of Debtor pertaining to (i) and (ii) above; (iv) all additions, accessions, accessories, and replacements of (i) and (ii) above; and (v) all products and Proceeds of (i) and (ii) above, now owned and existing or hereafter acquired or arising (all of the above-described property is referred to herein collectively as the "Collateral").

     As used herein, the term: (a) "Accounts" means "accounts" (as defined in the UCC); (b) "Credit Agreement" means the Credit Agreement, dated as of January 11, 2002, as amended by the First Amendment to Credit Agreement dated as of February __, 2002, and by the Loan Modification Agreement dated as of March 4, 2002, among RLA 1993 Trust, Richard Abrahams, Secured Party and Debtor, as the same may be amended, modified, supplemented, and/or restated from time to time;
(c) "Deposit Accounts" means the deposit accounts listed on Schedule I attached hereto and all other "deposit accounts" (as defined in the UCC) now or hereafter owned by Debtor; (d) "Proceeds" means all "proceeds" (as defined in the UCC) of the Accounts and Deposit Accounts; (e) "Restricted Account" means any Account that consists of a claim for payment or the right to receive payment under Medicare, Medicaid, or any similar government program which prohibits a provider of services from assigning or causing payments due to such provider to be made to any other Person, or restricts the provider's ability to do so; (f) "UCC" means the Uniform Commercial Code as adopted and in effect in Indiana on the date hereof and as the same may be amended from time to time and at any time; and (g) "Warrant" means the Warrant to Purchase Shares of Common Stock of HeartGen Centers, Inc. issued to the Secured Party on the date hereof. Capitalized terms used in this Security Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     The security interest hereby granted to Secured Party is given to secure the performance and payment when due of the Obligations. As used herein, the term "Obligations" shall mean the Debtor's obligations to repurchase the Warrant pursuant to the terms of Section 8 thereof; provided that the Obligations secured hereby shall not in any event exceed the sum of $249,945.00.

     Debtor represents and warrants to and agrees with Secured Party as follows:

     1. The Collateral.

     (a) Title. Debtor has or will acquire, and will maintain full and absolute title in Debtor to the Collateral, free of all security interests, liens and encumbrances other than (i) the security interests herein granted to Secured Party, (ii) the security interest created by the Primary Security Agreement (as hereinafter defined) which security interest is senior to the security interest granted herein, and (iii) liens, security interests and other encumbrances that are enumerated in Section 5.02(a)(1) through (6) of the Credit Agreement (collectively, the "Permitted Liens"). Debtor has good right to subject the
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Collateral to the security interests granted by this Security Agreement.  Except with respect to Permitted Liens and the security interests granted by this Security Agreement, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a lien or security interest on such Collateral.

     (b) Location. Debtor shall keep full and accurate books and records relating to the Collateral in accordance with generally accepted accounting principles. Unless Secured Party otherwise consents, all business records constituting, relating to or evidencing any of the Collateral shall be located at Debtor's chief executive office and principal place of business located at 10304 North Hayden Road, Suite 3, Scottsdale, Arizona 85258 ("Debtor's Chief Executive Office"), except as permitted in subparagraph (g) below.

     (c) Taxes and Assessments. Debtor shall promptly pay, as they become due and payable, all taxes and assessments imposed upon the Collateral or upon this Security Agreement.

     (d) Protection of Collateral. Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, or otherwise dispose of any of the Collateral or any of Debtor's right, title or interest therein (except for the creation or existence of Permitted Liens), and shall not otherwise do or permit anything to be done or to occur that may impair the Collateral as security hereunder.

     (e)  Accounts.  Each Account  subject to the  security  interest of Secured
Party: (i) is not and will not be subject to any agreement wherein an Account debtor on any Account may claim a deduction or discount except as reflected on the document evidencing the Account; and (ii) is and will be owned by Debtor and Debtor shall have the right to subject such Account to the security interest of Secured Party. Debtor has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

     (f) Deposit Accounts. Schedule I attached hereto is a complete and accurate list of all deposit accounts currently owned by Debtor. Debtor shall notify Secured Party of each new Deposit Account established by Debtor pursuant to Sections 6 and 7 of the Security Agreement between Debtor and Secured Party, dated as of January 11, 2002 (the "Primary Security Agreement"). Debtor will not establish any Deposit Account except pursuant to Sections 6 and 7 of the Primary Security Agreement. Debtor will direct all account debtors who are third party payors to make payments on Accounts directly to the appropriate Deposit Accounts, and will deposit all payments of the Accounts that are received by Debtor into the appropriate Deposit Accounts.

     (g) Name/Location. Debtor has not, during the six (6) years preceding the date of this Security Agreement, been known as or used any corporate, fictitious, or assumed name other than the name by which it is identified in this Security Agreement, "Anicore International, Inc." and "HeartGen Centers" or acquired any operating business divisions or entities. Debtor's federal tax

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identification number is 35-2062953.  Debtor will not change (i) the location of
Debtor's Chief Executive Office; (ii) the location of any Collateral if such change would cause the lien and security interest of Secured Party in such Collateral to lapse or cease to be perfected either immediately upon the movement thereof or after the passage of time; or (iii) its name, identity or corporate structure in any manner; and will not reorganize under the laws of any jurisdiction, either as a corporation or different type of entity, unless it shall have given Secured Party not fewer than thirty (30) days' prior written notice thereof.

     2. Financing Statements, Certificates, Etc. Debtor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action, (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that Secured Party may reasonably request, in order to create, preserve, perfect, confirm, validate, or protect the security interests granted or created pursuant to this Security Agreement or to enable Secured Party to obtain the full benefits of this Security Agreement, or to enable Secured Party to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by law, Debtor hereby authorizes Secured Party to execute and file financing statements and continuation statements without Debtor's signature appearing thereon. Debtor agrees that a carbon, photographic, photostatic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement. Secured Party agrees to provide Debtor with a carbon, photographic or photostatic copy of any financing or continuation statement or other document concerning the Collateral filed by Secured Party without Debtor's signature or signed by Secured Party pursuant to the power of attorney granted herein. Debtor shall pay the reasonable costs, fees, and expenses of, or incidental to, the perfection, protection and preservation of Secured Party's lien and security interest in the Collateral, including without limitation any recording or filing fees, recording taxes and stamp taxes incurred in connection with the filing or recording of all financing and continuation statements and other documents concerning the Collateral.

     3. General Covenants.

     (a) Debtor agrees to pay promptly when due all taxes, assessments and governmental charges upon or against the Collateral, or Debtor, or for the property or operations of Debtor, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and for which Debtor has established adequate reserves. Debtor shall give written notice to Secured Party of all happenings and events having a material adverse effect on the Collateral or the value or amount thereof; including, without limitation, the creation or assertion of any lien or security interest against any of the Collateral that is not a Permitted Lien.

     (b) In the event Debtor fails to pay taxes, assessments, costs and expenses which Debtor is required to pay or in the event Debtor fails to keep the Collateral free from other security interests, liens or encumbrances not permitted under the terms of this Security Agreement, Secured Party may make expenditures for any and all such purposes. All costs and expenses of Secured

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

Party in retaking, holding, preparing for sale and selling or otherwise realizing upon any Collateral or enforcing any provisions hereof, including reasonable attorneys' fees, shall constitute part of the Obligations, and shall bear interest from the date incurred at the rate of eighteen percent (18%) per annum.

     4. Processing, Sale and Collections. Debtor:

     (a) will use its best efforts to bill or make claim for payment for services within three (3) business days of the date such services are performed;

     (b) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any Account, including the taking of such action with respect to such collection as Secured Party may reasonably request or, in the absence of such request, as Debtor may deem advisable; and

     (c) may grant, in the ordinary course of business, to any Account debtor, any rebate, refund or adjustment to which such Account debtor may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to the obligation of the Account debtor.

     If requested by Secured Party, Debtor will note the security interest of Secured Party on all records relative to the Collateral, including without limitation (but only after the occurrence of an Event of Default which is continuing) Debtor's copy of any invoice that evidences an Account.

     5. Performance by Secured Party of Debtor's Agreements. Secured Party may, but shall have no duty to, perform any agreement of Debtor hereunder which Debtor shall have failed to perform, and Debtor will forthwith reimburse Secured Party for any payment made or any expense incurred by Secured Party in connection with such performance. Such payments and expenses shall constitute a part of the Obligations and shall bear interest at the rate of eighteen percent (18%) annum from the date incurred by Secured Party.

     6. Subordination of Liens. This Security Agreement and any and all other right, title, liens and security interests which the Secured Party may acquire from Debtor in the Collateral whether now owned or hereafter created or acquired and wherever located as security for the Obligations, shall be junior in right of priority to and subordinate to any and all liens and security interests granted pursuant to the Primary Security Agreement.

     7. Control Agreements. Pursuant to the Primary Security Agreement, Debtor and the Initial Lender have entered and will enter into certain control agreements with the financial institutions holding the Deposit Accounts in order to perfect the security interests in the Deposit Accounts created under the Primary Security Agreement. Upon satisfaction and payment in full of the obligations and indebtedness secured by the Primary Security Agreement, and provided that the Obligations under this Security Agreement remain outstanding, Debtor, Secured Party (or a collateral agent acting for the benefit of Secured Party and all other secured parties holding security interests that are of equal rank and priority with the security interest granted hereunder; herein, a "Collateral Agent") and the appropriate financial institution(s) shall enter

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

into control agreements (a) substantially in the form of Exhibit A attached to the Primary Security Agreement with respect to each Deposit Account that is intended to receive deposits of payments of Restricted Accounts; and (b) substantially in the same forms as those entered into pursuant to the Primary Security Agreement, with respect to each Deposit Account that is intended to receive deposits of payments of Accounts other than Restricted Accounts. Secured Party agrees that Secured Party will not give (and will not direct any Collateral Agent to give) Account Directions (as defined in such control agreements) except after giving a Notice of Exclusive Control pursuant to
Section 10 of this Security Agreement. Secured Party agrees that if at the time the Obligations are fully paid and satisfied, the Collateral Agent is acting only as agent for Secured Party, Secured Party will direct the Collateral Agent to terminate the control agreements.

     8. Events of Default. The occurrence of each of the following events shall constitute an Event of Default by Debtor under this Security Agreement (referred to herein as an "Event of Default"):

     (a) Any breach by Debtor of any term, covenant or provision of this Security Agreement.

     (b) Any  breach by  Debtor  in the  performance  of its  obligations  under
Section 8 of the Warrant.

     9. General Authority. Debtor hereby irrevocably appoints the Secured Party its true and lawful attorney, with full power of substitution, in the name of Debtor or Secured Party for the sole use and benefit of the Secured Party, but at Debtor's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral, other than Restricted Accounts and the proceeds thereof:

     (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof;

     (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

     (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if Secured Party were the absolute owner thereof;

     (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and

     (e) to make all necessary or appropriate transfers of all or any part of the Collateral in connection with any sale, lease or other disposition thereof pursuant to this Security Agreement, and execute and deliver any documents necessary or appropriate to effect, evidence or facilitate such sale, lease or other disposition.

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

     10. Remedies Upon Default. Upon the occurrence of any Event of Default by Debtor under this Security Agreement and at any time thereafter (such Event of Default not previously having been cured or waived), Secured Party shall be entitled, by written or telegraphic notice to Debtor, to declare all of the Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable, without presentation, demand, protest, notice of protest, or other notice of dishonor of any kind, all of which are hereby expressly waived. In addition, upon the occurrence of any Event of Default and at any time thereafter (such Event of Default having not previously been cured), Secured Party shall have all the remedies of a secured party under the UCC and as otherwise provided by applicable law, and shall have the right to give (or to direct its Collateral Agent to give ) to the Account Holder (as defined in Exhibits A and B attached to the Primary Security Agreement) a Notice of Exclusive Control (as such term is used in the Primary Security Agreement). Secured Party may proceed by a suit or suits at law or in equity to foreclose its security interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The expenses of retaking, holding, preparing for sale, selling and the like, and reasonable attorneys' fees and expenses incurred by Secured Party, may be paid from the proceeds of the disposition. Secured Party may receive, open and dispose of mail addressed to Debtor and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of Collateral on behalf of and in the name of Debtor, as its attorney-in-fact. Secured Party may cause Debtor to notify each Account debtor in respect of any Account that any payments due or to become due in respect of such Collateral are to be made to Secured Party, or may notify each Account debtor to make payment directly to Secured Party (in which case Debtor shall provide Secured Party access to Debtor's books and records regarding the Accounts in order to verify Account debtor names and addresses), provided that the remedies provided in this sentence shall not be available to Secured Party in respect of any Restricted Account or the proceeds thereof, except as may be authorized by subsequent court order. All remedies of Secured Party shall be cumulative to the full extent provided by law. Pursuit by Secured Party of certain judicial or other remedies shall not abate nor bar resort to other remedies with respect to the Collateral, and pursuit of certain remedies with respect to all or some of the Collateral shall not bar other remedies with respect to the Obligations or to other portions of the Collateral. Secured Party may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Obligations. Secured Party shall have no duty to marshal Collateral.

     11. Expenses, Proceeds of Collateral. Debtor shall pay to Secured Party on demand any and all reasonable expenses, including reasonable attorneys' fees, incurred or paid by Secured Party in perfecting, protecting or enforcing its rights upon or under Obligations or Collateral. After deducting all of said expenses the residue of any proceeds of collection or sale of Collateral shall be applied to the payment of the Obligations as Secured Party may determine, and Debtor shall remain fully liable for any deficiency.

     12. Construction. Should applicable law confer any rights or impose any duties inconsistent with or in addition to any of the provisions of this Security Agreement, the affected provisions of this Security Agreement shall be considered amended to conform to such law, but all other provisions hereof shall remain in full force and effect without modification.


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     13. Successors in Interest.  This Security  Agreement shall be binding upon and inure to the benefit of Debtor, Secured Party and their respective successors, assigns and legal representatives.

     14. Governing Law - Jurisdiction. The validity, interpretation and enforcement of this Security Agreement shall be governed by the internal laws of the State of Indiana without regard to its choice or conflicts of laws provisions.

     Executed and delivered as of the 4th day of March, 2002.

                                          HEARTGEN CENTERS, INC.



                                          By:____________________________

                                          Printed:_______________________

                                          Title:_________________________

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                                   Schedule I
                                   ----------

                                Deposit Accounts


Johnson Bank
8700 N. Gainey Center Drive
Scottsdale, AZ 85258
Acc. # 6030820613 checking
Acc. # 3052925068 money market
Acc. #6207024090

Union Federal Bank
PO Box 6054
Indianapolis, IN 46206-6054
Acc. # 590160168 deposit
Acc. # 590178997 petty cash

Community Bank of Nevada
1400 S. Rainbow
Las Vegas, NV 89146
Acc. # 0102024464 deposit
Acc. # 0102024456 petty cash

First Union National Bank
---------------------
Atlanta, Georgia ________
Acc. #2000010495852 deposit
Acc. #2000010495865 petty cash

First Union National Bank
---------------------
Tampa, Florida ________
Acc. #2000011016023 deposit
Acc. #2000011016036 petty cash

Harris Bank Elk Grove NA
500 E. Devon Avenue
Elk Grove Village, IL 60007
Acc. # 0600136530 deposit
Acc. # 0600136522 petty cash